UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 13-November- 2007

PSI Corporation
(Exact name of registrant as specified in its charter)
State	File number	ID Number
Nevada	0000888702	88-0270266

7222 Commerce Center Dr. Suite 240 Colorado Springs, CO	80919
Address	Zip Code

Registrant’s telephone number, including area code: (719) 359-5533

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Other Events

Item 8.01. Other Events.

On November 9, 2007, PSI Corporation (the” Company”) and Ignition Media LLC (“Ignition”) reached a mutually-agreeable resolution of the litigation between them. Ignition had initiated the litigation on February 1, 2007 against the Company and Kenneth Upcraft, David Lott, Eric Kash and Basic Investors in Pennsylvania Federal Court. On May 14, 2007 counterclaims were filed by the Company against Ignition.

The confidential settlement between the Company, Ignition, Kenneth Upcraft, David Lott, Eric Kash and Basic Investors resolves all differences between them.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007

PSI Corporation

	By:	/s/	David Foni
		Name:	David Foni
		Title:	Chief Executive Officer